Rule 497(e)
Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

EquityCompass Risk Manager ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.65000%	Fund net assets up to and including $2.5 billion
0.63375%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.61750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.60125%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.58500%	Fund net assets greater than $10 billion

In connection with the introduction of the breakpoints discussed above, the Fund’s investment sub-advisory agreement has been amended to introduce breakpoints with respect to the calculation of the Fund’s investment sub-advisory fee. Accordingly, the investment sub-advisory fee paid to EquityCompass Investment Management, LLC, the Fund’s investment sub-advisor, will be reduced and calculated pursuant to the schedule below:

Sub-Advisory Fee	Breakpoints
0.25000%	Fund net assets up to and including $2.5 billion
0.24375%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.23750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.23125%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.22500%	Fund net assets greater than $10 billion

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference